FLORHAM CONSULTING CORP.

STOCK OPTION AGREEMENT

This STOCK OPTION AGREEMENT (the “Agreement”) is dated as of December 31, 2009, by and between Florham Consulting Corp., a Delaware corporation (the “Company”), and ___________, having an address at ______________________, _______________, _________ (the “Optionee”):

WITNESSETH

WHEREAS, the Optionee has taken certain actions and performed certain services for the benefit of the Company for which the Company seeks to compensate the Optionee and to provide the Optionee with an additional incentive in connection with the taking of such actions and the performance of such services

WHEREAS, the Company desires to grant the Optionee, and the Optionee hereby accepts, the option to purchase shares of the Company’s common stock on the terms and conditions set forth herein; and

WHEREAS, pursuant to the 2009 Stock Incentive Plan (the "Plan") of the Company, the Board of Directors of the Company or a committee to which administration of the Plan is delegated by the Board of Directors (in either case, the "Administrator") has authorized the granting to Optionee of Options under this Agreement.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the Company and the Optionee hereby agree as follows:

1.      Grant.  The Company hereby grants to the Optionee as of December 31, 2009 (the “Grant Date”) a non-qualified stock option (the “Option”) under the Plan, to purchase all or any part of an aggregate of 164,505 shares (the “Shares”) of common stock of the Company, par value $.0001 per share (the “Common Stock”).

2.      Number of Shares and Vesting.  This Option shall be exercisable for an aggregate of 164,505 Shares.  This Option shall be exercisable as to 82,252 Options on December 31, 2010, and up to 82,253 Options on December 31, 2011; provided, however, that this Option shall not be exercisable for Shares issuable upon exercise of this Option which have not vested at the time of Optionee’s departure from the Company, unless agreed to otherwise by the Company and the Optionee.

3.      Exercise Price.  The exercise price shall be $0.50 per share (the “Exercise Price”).

4.      Medium and Time of Payment. The Option shall be exercised by a written notice signed by the Optionee which identifies this Agreement and states the number of Shares then being purchased (the “Exercise Notice”), delivered to the attention of the Company’s Secretary at the address for the Company as set forth in Section 15.  The exercise date shall be the date such notice is received by the Company provided that consideration for the Exercise Price is received by such time or within a reasonable period of time thereafter.  The Exercise Notice shall be accompanied by the Exercise Price, which is payable either by: (a) cash payment, certified or bank check or money order, equal to the aggregate Exercise Price for the Shares being purchased; (b) a certificate(s) representing Common Stock owned by the Optionee, if not subject to any restrictions, with a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased; (c) a cashless exercise, pursuant to which the  Optionee shall be issued that number of Shares as is determined by multiplying the number of Shares being purchased hereunder by a fraction, the numerator of which shall be the difference between the then Fair Market Value of the Common Stock and the Exercise Price, and the denominator of which shall be the then Fair Market Value of the Common Stock; (d) such other manner as may be authorized by the Administrator and permitted under applicable law; or (e) by a combination of the methods described in clauses (a), (b), (c) and (d) above; provided, however, that in the event the Company determines at any time or from time to time that any of such exercise procedures may have an adverse  impact on  the Company’s financial statements, the Company may limit or prohibit the Optionee from using any such method of exercise, other than the procedure set forth in Section 4(a). The Exercise Notice shall state the method or methods being utilized by the Optionee to purchase Shares hereunder. “Fair Market Value” of a share of Common Stock as of a specified date shall mean the closing price of a share of  Common Stock on the principal securities exchange (including the Over-the-Counter Bulletin Board) on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the market on which such shares trade on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded.  In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.  Upon acceptance of the Exercise Notice and receipt of payment in full, the Company shall cause to be issued a certificate representing the shares of Common Stock so purchased.

5.      Term and Exercise of the Option.  Subject to Section 2 above, the Option shall be exercisable beginning as of the date hereof and continuing until 5:00 p.m., New York City time, on a date which is five years from the date hereof (such date referred to herein as the "Expiration Date").

6.      Non-transferability.  This Option or any right or interest of the Optionee herein, may not be pledged, assigned, hypothecated, encumbered or otherwise transferred or assigned without the consent of the Administrator except by will, qualified domestic relations order or by the laws of descent and distribution, and may be exercised only by Optionee (or his or her guardian or legal representative) during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

7.      Representations and Warranties of Optionee.  (a)  Optionee represents and warrants that this Option is being acquired by Optionee for Optionee’s personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

(b)           Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act of 1933, as amended (the “Securities Act”), on the basis of certain exemptions from such registration requirement.  Accordingly, Optionee agrees that his or her exercise of the Option may be expressly conditioned upon his or her delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing thereof and an agreement by Optionee that the certificates evidencing the Shares may bear a legend indicating such non-registration under the Securities Act and the resulting restrictions on transfer.  Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Securities Act or an exemption from such registration is available.

(c)           Optionee hereby acknowledges that, in addition to certain restrictive legends that the securities laws of the state in which Optionee resides may require, each certificate representing the Shares may be endorsed with the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”); THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OF RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS NOT REQUIRED.

(d)           Optionee hereby acknowledges that the Company may, but is not required to, register the Shares issuable upon exercise of the Option with the United States Securities and Exchange Commission (the “SEC”) under the Securities Act in a registration statement on Form S-8.

8.      Adjustment in the Shares and Exercise Price.  If the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company or of another entity (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of Shares shall be increased through the payment of a share dividend, the Optionee shall receive upon exercise of the Option the number and kind of shares or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be.  The exercise price and other terms of the Option shall be appropriately amended to reflect the foregoing events.  If there shall be any other change in the number or kind of the outstanding Shares, or of any shares or other securities into which the Shares shall have been changed, or for which the Shares shall have been exchanged, then, if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the Option, such adjustment shall be made in accordance with that determination.  Notice of any adjustment shall be given by the Company to the Optionee.

9.    Stop-Transfer Notices.  Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

10.  No Limitation on Rights of the Company.  The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

11.  Rights as a Shareholder.  The Optionee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

12.  Compliance with Applicable Law; Interpretation of Agreement.

(a)  This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Administrator.

(b) Optionee hereby acknowledges receipt of a copy of the Plan. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any Shares or certificates evidencing Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded.  The Company shall in no event be obligated to register any securities pursuant to the Securities Act (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such Shares or certificates evidencing Shares to comply with any such law, regulation or requirement.  The Administrator may require, as a condition of the issuance and delivery of such Shares and certificates evidencing such Shares and in order to ensure compliance with such laws, regulations, and requirements, that the Optionee make such covenants, agreements, and representations as the Administrator, in its sole discretion, considers necessary or desirable.

(c)  The Administrator shall have full and final authority to construe and interpret this Agreement and correct defects, supply omissions and to make all other determinations with respect as the Board deems advisable for the administration of this Agreement and Option.  The term “Administrator” as used in this Agreement shall include the Board or any committee of the Board that is charged with administering this Agreement and the Option.

13.  Agreement Not a Contract of Employment.  This Agreement is not a contract of employment, and the terms of the engagement of the Optionee or the relationship of the Optionee with the Company shall not be affected in any way by this Agreement except as specifically provided herein.  The execution of this Agreement shall not be construed as conferring any legal rights upon the Optionee for a continuation of engagement or relationship with the Company, nor shall it interfere with the right of the Company or any subsidiary thereof to discharge the Optionee and to treat him without regard to the effect which that treatment might have upon him as a Optionee.

14.  Withholding.  The Company shall have the right to deduct and withhold from payments or distributions of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be so deducted and withheld with respect to any shares issued upon exercise of the Option.  Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part by (i) causing the Company to withhold Shares  otherwise issuable pursuant to the exercise of the Option, (ii) delivering to the Company shares of common stock already owned by the Optionee, or (iii) delivering to the Company cash or a check to the order of the Company in an amount equal to the amount required to be so deducted and withheld.  The shares delivered in accordance with method (ii) above or withheld in accordance with method (i) above shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined.  The Optionee who has made (with the Company’s approval) an election pursuant to method (i) or (ii) of this Section 14 may only satisfy his or her  withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

15.  Notices. All notices, requests and demands given to or made upon the respective parties hereto shall be deemed to have been given or made three business days after the date of mailing when mailed by registered or certified mail, postage prepaid, or on the date of delivery if delivered by hand, or on the date of delivery by facsimile or by Federal Express or other reputable overnight delivery service, addressed to the parties at their addresses set forth below (and in the case of delivery by facsimile transmission, the facsimile number set forth below) or to such other addresses or facsimile number furnished by notice given in accordance with this Section 15: (a) if to the Company, to Kellis Veach, Chief Financial Officer and Secretary (facsimile number (561) 218-3776) (b) if to the Optionee, to the address first set forth above.

16.  Governing Law.  Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, New York law, without regard to the choice of laws of such state.

17.  Entire Agreement.  This Agreement contains all of the understandings and agreements between the Company and the Optionee concerning this Option and supersedes all earlier negotiations and understandings, written or oral, between the parties with respect thereto. The Company and the Optionee have made no promises, agreements, conditions or understandings either orally or in writing, that are not included in the Agreement.

18.  Headings.  The headings of Sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Agreement.

19.  Amendments. The Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

20.  Counterparts.  This Agreement may be signed in any number of counterparts (which may be transmitted by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Stock Option Agreement as of the date first written above.

FLORHAM CONSULTING CORP.

By:
Name:
Title:

Optionee:

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